OLD REPUBLIC INTERNATIONAL CORPORATION
      EMPLOYEES SAVINGS AND STOCK OWNERSHIP PLAN








        (As Amended Through December 31, 1994)


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                   TABLE OF CONTENTS


SECTION I - PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1  Introduction . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Qualified Plan . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION II - EFFECTIVE DATE - DEFINITIONS. . . . . . . . . . . . . . . . .   2
     2.1  Effective Date . . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.2  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.3  Gender and Number. . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION III - ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.1  General Rule . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.2  Secondary Rule . . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.4  Notice of Eligibility. . . . . . . . . . . . . . . . . . . . . .  10
     3.5  Consent of Participants and Beneficiary Designation. . . . . . .  10
     3.6  Contributions By Ineligible Employees. . . . . . . . . . . . . .  10

SECTION IV - CONTRIBUTIONS BY PARTICIPANTS . . . . . . . . . . . . . . . .  11
     4.1  Employee Contributions . . . . . . . . . . . . . . . . . . . . .  11
     4.2  Change of Rate of Contributions. . . . . . . . . . . . . . . . .  11
     4.3  Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION V - EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . .  12
     5.1  1% Contribution. . . . . . . . . . . . . . . . . . . . . . . . .  12
     5.2  Employer Matching Contributions. . . . . . . . . . . . . . . . .  12
     5.3  Discretionary Employer Contributions . . . . . . . . . . . . . .  13
     5.4  Consequences if Employer Cannot Contribute . . . . . . . . . . .  13
     5.5  Cash or in Kind. . . . . . . . . . . . . . . . . . . . . . . . .  13
     5.6  No Reversion . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     5.7  Return Upon Mistake. . . . . . . . . . . . . . . . . . . . . . .  14
     5.8  ACP Discrimination Test. . . . . . . . . . . . . . . . . . . . .  14
     5.9  Correction of Excess Aggregate Contributions - ACP Test. . . . .  15

SECTION VI - ADMINISTRATION COMMITTEE. . . . . . . . . . . . . . . . . . .  16
     6.1  Members. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.2  Secretary. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.3  Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.4  Majority Vote. . . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.5  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.6  No Compensation. . . . . . . . . . . . . . . . . . . . . . . . .  17
     6.7  Counsel and Agents . . . . . . . . . . . . . . . . . . . . . . .  17
     6.8  Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

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     6.9  Successor. . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     6.10 Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . .  17
     6.11 Information from the Employers . . . . . . . . . . . . . . . . .  17
     6.12 Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . .  18
     6.13 Funding Policy . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION VII - ACCOUNTING PROVISIONS. . . . . . . . . . . . . . . . . . . .  19
     7.1  Cash Basis . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     7.2  Taxes and Expenses . . . . . . . . . . . . . . . . . . . . . . .  19
     7.3  Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     7.4  Accounts Maintained for Record Keeping Only. . . . . . . . . . .  20
     7.5  Allocation of Income and Loss. . . . . . . . . . . . . . . . . .  20
     7.6  Allocation of Special 1% Contribution. . . . . . . . . . . . . .  20
     7.7  Allocation of Matching Contribution. . . . . . . . . . . . . . .  20
     7.8  Allocation of Forfeitures and Discretionary Contributions. . . .  21
     7.9  Committee Records. . . . . . . . . . . . . . . . . . . . . . . .  21
     7.10 Participant Statements . . . . . . . . . . . . . . . . . . . . .  21

SECTION VIII - INVESTMENT OF THE TRUST FUND. . . . . . . . . . . . . . . .  22
     8.1  Separate Investment Funds. . . . . . . . . . . . . . . . . . . .  22
     8.2  Fund A . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.3  Fund B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.4  Fund C . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.5  Fund D . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.6  Fund E . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.7  Fund F . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     8.8  Fund G . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     8.9  Fund O . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     8.10 Purchase of Company Stock. . . . . . . . . . . . . . . . . . . .  23
     8.11 Loans to Purchase Company Stock. . . . . . . . . . . . . . . . .  23
     8.12 Separate Suspense Account. . . . . . . . . . . . . . . . . . . .  24

SECTION IX - VESTING - FORFEITURES . . . . . . . . . . . . . . . . . . . .  25
     9.1  Full Vesting . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     9.2  Vesting on Termination of Service. . . . . . . . . . . . . . . .  25
     9.3  Breaks in Service and Return to Service. . . . . . . . . . . . .  26
     9.4  Source of Restoration of Forfeitures . . . . . . . . . . . . . .  27
     9.5  Service of Less than 1,000 Hours . . . . . . . . . . . . . . . .  27
     9.6  Vesting Schedule Amendments. . . . . . . . . . . . . . . . . . .  27

SECTION X - RETIREMENT . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     10.1 Normal and Late Retirement . . . . . . . . . . . . . . . . . . .  28
     10.2 Disability . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

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SECTION XI - PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . . .  29
     11.1 Form . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     11.2 Commencement Date. . . . . . . . . . . . . . . . . . . . . . . .  29
     11.3 Installment Distributions. . . . . . . . . . . . . . . . . . . .  30
     11.4 Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . .  31
     11.5 Deductions for Taxes and Expenses. . . . . . . . . . . . . . . .  32
     11.6 Payments to Minors . . . . . . . . . . . . . . . . . . . . . . .  32
     11.7 Missing Distributees . . . . . . . . . . . . . . . . . . . . . .  33
     11.8 Special QDRO Distribution. . . . . . . . . . . . . . . . . . . .  33

SECTION XII - INCOME OR LOSS . . . . . . . . . . . . . . . . . . . . . . .  34
     12.1 Calculation. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     12.2 Valuation. . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION XIII - AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . .  35
     13.1 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

SECTION XIV - TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . .  36
     14.1 Right to Terminate . . . . . . . . . . . . . . . . . . . . . . .  36
     14.2 Sale or Bankruptcy of Employer . . . . . . . . . . . . . . . . .  36
     14.3 Distribution Upon Termination. . . . . . . . . . . . . . . . . .  36
     14.4 Power of Trustee . . . . . . . . . . . . . . . . . . . . . . . .  36
     14.5 Merger or Consolidation. . . . . . . . . . . . . . . . . . . . .  37

SECTION XV - RESIGNATIONS - REPLACEMENTS . . . . . . . . . . . . . . . . .  38
     15.1 Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     15.2 Vacancy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

SECTION XVI - WITHDRAWALS. . . . . . . . . . . . . . . . . . . . . . . . .  39
     16.1 Withdrawals Permitted. . . . . . . . . . . . . . . . . . . . . .  39
     16.2 Withdrawals Without Penalty. . . . . . . . . . . . . . . . . . .  39
     16.3 Penalty Withdrawals. . . . . . . . . . . . . . . . . . . . . . .  39
     16.4 Prohibited Withdrawals . . . . . . . . . . . . . . . . . . . . .  39
     16.5 Requests for Withdrawals . . . . . . . . . . . . . . . . . . . .  39
     16.6 Limitation on Withdrawals from Fund O. . . . . . . . . . . . . .  40

SECTION XVII - ADDITIONAL EMPLOYERS. . . . . . . . . . . . . . . . . . . .  41
     17.1 Adoption by Subsidiaries . . . . . . . . . . . . . . . . . . . .  41

SECTION XVIII - MAXIMUM ADDITIONS. . . . . . . . . . . . . . . . . . . . .  42
     18.1 No Other Plans . . . . . . . . . . . . . . . . . . . . . . . . .  42
     18.2 Other Defined Contribution Plans . . . . . . . . . . . . . . . .  42
     18.3 Other Defined Benefit Plans. . . . . . . . . . . . . . . . . . .  43
     18.4 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .  43

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SECTION XIX - ROLLOVERS. . . . . . . . . . . . . . . . . . . . . . . . . .  45
     19.1 Rollover . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     19.2 Plan to Plan Transfer. . . . . . . . . . . . . . . . . . . . . .  45
     19.3 Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION XX - TOP-HEAVY RESTRICTIONS. . . . . . . . . . . . . . . . . . . .  46
     20.1 When Applicable. . . . . . . . . . . . . . . . . . . . . . . . .  46
     20.2 Top Heavy Ratio. . . . . . . . . . . . . . . . . . . . . . . . .  46
     20.3 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     20.4 Top Heavy Limitations. . . . . . . . . . . . . . . . . . . . . .  48

SECTION XXI - SUPPLEMENTAL PROVISIONS RELATING
TO EMPLOYEES OF MINNESOTA TITLE FINANCIAL CORPORATION. . . . . . . . . . .  50
     21.1 Applicability of this Section. . . . . . . . . . . . . . . . . .  50
     21.2 Eligibility and Credit for Service . . . . . . . . . . . . . . .  50
     21.3 Treatment of Special Accounts. . . . . . . . . . . . . . . . . .  50
     21.4 Treatment of Regular Accounts. . . . . . . . . . . . . . . . . .  50
     21.5 Segregated Accounts. . . . . . . . . . . . . . . . . . . . . . .  51

SECTION XXII - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .  52
     22.1 Fiduciary Duties . . . . . . . . . . . . . . . . . . . . . . . .  52
     22.2 Assignment of Accounts Prohibited. . . . . . . . . . . . . . . .  52
     22.3 Evidence of Actions. . . . . . . . . . . . . . . . . . . . . . .  52
     22.4 Restrictions Remain. . . . . . . . . . . . . . . . . . . . . . .  52
     22.5 No Contract of Employment. . . . . . . . . . . . . . . . . . . .  52
     22.6 No Discrimination. . . . . . . . . . . . . . . . . . . . . . . .  52
     22.7 Controlling Law. . . . . . . . . . . . . . . . . . . . . . . . .  53
     22.8 Named Fiduciaries. . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION XXIII - DIRECTED INVESTMENT OF PARTICIPANTS' CONTRIBUTIONS . . . .  54
     23.1 Two Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
     23.2 Change of Investment Election. . . . . . . . . . . . . . . . . .  54
     23.3 Election to Transfer and Timing. . . . . . . . . . . . . . . . .  54
     23.4 Amount Subject to Being Transferred. . . . . . . . . . . . . . .  54
     23.5 Effecting the Election to Transfer . . . . . . . . . . . . . . .  55
     23.6 Election as to Future Contributions. . . . . . . . . . . . . . .  55
     23.7 Irrevocable. . . . . . . . . . . . . . . . . . . . . . . . . . .  55

SECTION XXIV - DIRECTED INVESTMENT OF EMPLOYER
CONTRIBUTIONS -- AGE 55 DIVERSIFICATION. . . . . . . . . . . . . . . . . .  56
     24.1 Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     24.2 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     24.3 Timing of the Election . . . . . . . . . . . . . . . . . . . . .  56
     24.4 Diversification. . . . . . . . . . . . . . . . . . . . . . . . .  57
     24.5 Actual Transfer. . . . . . . . . . . . . . . . . . . . . . . . .  57

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                      SECTION I - PURPOSE
                      -------------------

     1.1  Introduction.
          -------------
     Effective January l, 1978 the Old Republic International Corporation Employees Savings and Profit Sharing Plan (hereinafter referred to as the "Former Plan") was created to provide retirement income for eligible employees of Old Republic International Corporation and certain other corporations affiliated with the Company which have adopted this Plan. Effective January 1, 1979, January l, 1980, and January 1, 1984 the Former Plan was amended and restated as the Old Republic International Corporation Employees Savings and Stock Ownership Plan (hereinafter referred to as the "Plan"). Effective January l, 1989 the Plan is further restated.

     1.2  Qualified Plan.
          ---------------
     The Plan and Trust are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time, and the Employee Retirement Income Security Act of 1974, as amended from time to time. The Plan is intended to be a leveraged employee stock ownership plan.



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                SECTION II - EFFECTIVE DATE - DEFINITIONS
                -----------------------------------------

     2.1  Effective Date.
          --------------
     Originally the Plan was effective as of January l, 1978. The Plan was restated effective as of January l, 1979, January 1, 1980, and January 1, 1984. This restatement shall be effective January l, 1989, except where indicated.

     2.2  Definitions.
          -----------
     As used herein, the following terms shall have the meaning set after each:

     (a)  "Affiliated Company" shall mean:

          (1) a Subsidiary as defined in subparagraph 2.2(w) except that eighty percent (80%) shall replace fifty percent (50%) each time the latter occurs in that subparagraph;

          (2) a partnership or other entity which is controlled directly or indirectly eighty percent (80%) or more by the Company but only for the period during which such control exists;

          (3) a corporation, partnership, or other entity which owns directly or indirectly eighty percent (80%) or more of the voting stock of the Company but only for the period during which ownership exists;

          (4) a corporation, partnership, or other entity which an entity specified in subparagraph (3) above owns or controls in a manner as specified in subparagraphs (1) or (2) above, but only for the period during which such ownership or control exists;

          (5) a corporation, partnership, or other entity which is a member of an affiliated service group with the Company, as defined in
          Section 414(m) of the Code, but only for the period during which such affiliation exists; and

          (6) a corporation, partnership, or other entity which is required to be aggregated with the Company pursuant to Section 414 of the Code, but only for the period during which such aggregation is required.

     (b) "Allocation Date" shall mean the close of the last business day of the semiannual accounting periods which together comprise a Plan Year.

     (c) "Annual Additions" shall mean with respect to any Participant the sum of the following amounts allocated to his Accounts during the Plan Year under this Plan or any other defined contribution plan sponsored by the
     Employers:

          (1)  all Employer contributions;

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          (2)  all forfeitures;

          (3)  all Employee contributions;

          (4) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), which is part of a defined benefit plan maintained by the Company; and

          (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to a separate account of a Key Employee of a welfare benefit fund maintained by the Company.

     (d) "Annual Net Profit" shall mean the net profit of each Employer as calculated by the chief accounting officer or any other person designated by the Board of Directors of the Employer in accordance with generally accepted accounting principles, except that no deduction or addition shall be made for net operating loss carryovers, and realized or unrealized capital gains and losses and gains from the sale of property used in trade or business as defined in Section 1231(b) of the Code,and any extraordinary credits or charges shall not be included. "Annual Net Profit" of the Company shall mean the consolidated Annual Net Profit of the Company.

     (e) "Beneficiary" shall mean any person (other than a Participant),estate, trust or organization entitled to receive benefits hereunder.

     (f) "Calculation Year" shall mean the Company's fiscal year immediately preceding the year for which the Company contribution is being calculated.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (h) "Committee" shall mean the Administration Committee appointed pursuant to Section VI of this Plan.

     (i) "Company" shall mean Old Republic International Corporation, a corporation organized under the laws of the State of Delaware.

     (j) "Company Stock" shall mean shares of any class of stock, preferred or common, of the Company.

     (k) "Compensation" shall mean a Participant's total wages, salaries, and other amounts received by a Participant from an Employer during the calendar year that are required to be reported as wages on the Participant's Form W-2 including, but not limited to, compensation for services on the basis of a percentage of profits and bonuses. However, for the purposes of the Plan,the amount of a Participant's Compensation for any year is limited to $200,000 ($150,000,effective for Plan Years beginning on or after January 1, 1994), as adjusted by the Secretary of the Treasury

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     under Section 415(d) of the Code.  For purposes of computing the above dollar limitation, the rules of Section 414(q)(6) of the Code shall apply, except that the term "family" shall include only the Participant's spouse and lineal descendants under age 19 at the close of the year. If, as a result of the application of such rules the adjusted dollar limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation determined under this subparagraph prior to the application of this limitation. In addition, the term "Compensation" shall not include:

               (1) contributions to this Plan or another pension or profit sharing plan that are not includable in the Participant's gross income in the year of contribution;

               (2) a distribution from this Plan or another funded plan of deferred compensation to a Participant, regardless of whether such distribution is includable in the Participant's gross income in the year of distribution;

               (3) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (4) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (5) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant).

     (l) "Employee" shall mean any individual employed by an Employer. "Employee" shall include "Leased Employees" within the meaning of Section 414(n)(2) of the Code. "Employee" shall include officers but shall not include directors who are not otherwise officers or employees. "Employee" shall not include individuals employed on a temporary basis which means that when they are hired they are hired for a limited period of less than one year.

     (m) "Employer" and "Employers" shall mean the Company and each other corporation which with the consent of the Company, adopts this Plan as provided in Section XVII hereof. As of the effective date of this restated Plan the Employers other than the Company are listed in Schedule A attached hereto and made a part hereof.

     (n) "ERISA" shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

     (o)   "Highly Compensated Employee" shall mean a Participant described in
     Section 414(q) of the Code and the regulations thereunder.  Generally,
     Section 414(q) provides that a Highly Compensated Employee is an Employee who during the Plan Year or preceding Plan Year:

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

               (1) was at any time a 5% owner of the Company or an Affiliated Company during the Plan Year or the preceding Plan Year;

               (2) received compensation from the Company or an Affiliated Company in excess of $75,000 during the 12-month period preceding the Plan Year (as adjusted for cost-of-living increases under Section 415(d) of the Code);

               (3) received compensation from the Company or an Affiliated Company in excess of $50,000 during the 12-month period preceding the Plan Year (as adjusted for cost-of-living increases under Section 415(d) of the Code) and was in the top 20% of the most highly paid Employees for such year; or

               (4) was at any time an officer of the Company and received compensation greater than 50% of the amount in effect under
               Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases under Section 415(d) of the Code);

               (5) any Employee of the Company or an Affiliated Company who is an Employee described in subparagraphs (2), (3), or (4) above when such subparagraphs are modified to substitute the current Plan Year for the 12-month period preceding the Plan Year and one of the 100 Employees receiving the most compensation during the Plan Year; or

               (6) a former Employee who, with respect to the Company or an Affiliated Company, separated from service in a prior Plan Year and was in such Plan Year a Highly Compensated Employee in either the Plan Year in which he terminated service or any Plan Year ending on or after the Employee's 55th birthday.

               For purposes of this subparagraph, "compensation" shall mean compensation as defined in Code Section 415(c)(3), including amounts contributed which are excludible from gross income under Code Sections 125, 402(a)(8), 402(h), or 403(b), and shall be limited to $200,000 ($150,000 for Plan Years beginning on or after January 1, 1994), as adjusted by the Secretary of the Treasury to include cost-of-living increases under Code Sections 401(a)(17) and 415(d)). In addition, if an Employee is a family member of either a 5% or more owner of the Company or an Affiliated Employer or a Highly Compensated Employee who is one of the 10 top Employees when ranked on the basis of compensation, then such family member shall not be considered a separate Employee, and the compensation,benefits, and contributions of such Employee shall be aggregated with the 5% owner or Highly Compensated Employee. For purposes of this subparagraph, a "family member" shall mean a spouse, a lineal descendant or ascendant, or the spouse of a lineal descendant or ascendant.

     (p)  "Hour of Service" shall mean the following:

               (1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer during the applicable Plan Year;

               (2) each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty military duty or leave of absence. Notwithstanding the preceding sentence,

                    (i) No more than 501 Hours of Service are required to be credited under this subparagraph 2.2(p)(2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                    (ii) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                    (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

               For purposes of this subparagraph 2.2(p)(2), a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

               (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under sub-paragraph 2.2(p)(l) or subparagraph 2.2(p)(2), as the case may be and under this subparagraph 2.2(p)(3).

               (4) For the purpose of counting Hours of Service for eligibility and vesting, service with an Affiliated Company immediately preceding or immediately succeeding service with an Employer shall be treated as service with the Employer.

     An Employee who is paid on a salaried basis shall receive credit for no fewer than 190 Hours of Service for each month during which he works at least one hour. In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under subparagraph 2.2(p)(2), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in subpara-graph 2.2(p)(2), the number of Hours of Service to be credited shall be determined on the basis of the rules set forth in 29 Code of Federal

     Regulations Section 2530.200b-2(b). The crediting of Hours of Service to the appropriate computation period shall be made on the basis of the rules set forth in 29 Code of Federal Regulations Section 2530.200b-2(b) and (c).


     (q) "Normal Retirement Date" shall mean the day on which an Employee attains age sixty-five.

     (r) "One Year Break in Service" shall mean any Plan Year during which a Participant has not completed more than five hundred (500) Hours of Service with the Employers, except for a Plan Year in which the Employee retires, dies, or suffers permanent disability. Solely for purposes of determining whether an Employee has incurred a "Break in Service," an Employee who is absent from work for any period on or after January 1, 1985: (i) by reason of the Employee's pregnancy; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, shall be credited with the Hours of Service which would normally have been credited to the Employee but for such absence, or 8 Hours of Service for each day of such absence if the Plan is unable to determine the number of Hours of Service that would normally have been credited to the Employee but for such absence; provided, however, that the total amount of Hours of Service credited by reason of any such pregnancy or placement shall not exceed 501 Hours of Service. Hours of Service credited pursuant to the preceding sentence shall be credited only to the Plan Year during which the absence commenced if a One Year Break in Service would be prevented by the crediting of such Hours to such Plan Year, or if the Hours are not required to prevent a One Year Break in Service for such Plan Year, then only to the immediately following Plan Year.

     (s) "Participant" shall mean an Employee who becomes eligible to participate in this Plan pursuant to Section III hereof.

     (t) "Plan" shall mean this Old Republic International Corporation Employees Savings and Stock Ownership Plan as amended from time to time.

     (u) "Plan Year" shall mean the twelve month period beginning January l and ending December 31.

     (v) "Recognized Compensation" of any Participant for any year shall mean a Participant's total wages, fees for professional services and other amounts received by a Participant during the calendar year
     (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with Adopting Employers to the extent that the amounts are includable in gross, and excluding the following:


               (1) contributions to this Plan or another pension or profit sharing plan that are not includable in the Participant's gross income in the year of contribution;

               (2) a distribution from this Plan or another funded plan of deferred compensation to a Participant, regardless of whether such distribution is includable in the Participant's gross income in the year of distribution;

               (3) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (4) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

               (5) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant); and

               (6)  commissions.

     Recognized Compensation shall include contributions made on behalf of the Participant pursuant to the Participant's salary reduction agreement under any plan sponsored by an Employer which plan meets the requirements of either sections 401(a) and 401(k) of the Code or section 125 of the Code; provided, however, for the purposes of the Plan, the amount of a Participant's Recognized Compensation for any year is limited to $200,000 ($150,000, effective for Plan Years beginning on or after January 1, 1994), as adjusted by the Secretary of the Treasury under Section 415(d) of the Code. For purposes of computing the above dollar limitation, the rules of
     Section 414(q)(6) of the Code shall apply, except that the term "family" shall include only the Participant's spouse and lineal descendants under age 19 at the close of the year.

     (w) "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the voting stock now is, or hereafter shall be, owned directly or indirectly by the Company, but only during the period more than fifty percent (50%) of such voting stock is so owned by the Company.

     (x) "Trust" shall mean the Old Republic International Corporation Employees Savings and Stock Ownership Trust, as amended from time to time.

     (y) "Trust Fund" shall mean all the money and other property held by the Trustee under the Trust.

     (z) "Trustee" shall mean the Trustee or Trustees of the Trust acting from time to time.

     (aa) "Year of Service" shall mean:

               (1) For Plan Years beginning after December 31, 1977, each Plan Year during which an Employee has completed one thousand (1,000) or more Hours of Service with the Employer.

               (2) For Plan Years ending before January l, 1978, each year an Employee was employed by an Employer.

     2.3  Gender and Number.
          -----------------
     Wherever appropriate, words used in this Plan in the singular include the plural, and the masculine include the feminine.

                            SECTION III - ELIGIBILITY
                            -------------------------

     3.1  General Rule.
          ------------
     Each present or future Employee shall become a Participant on the January l following his date of hire, provided he completes one thousand (l,000) or more Hours of Service during his first twelve (12) months of employment with an Employer.

     3.2  Secondary Rule.
          ---------------
     If an Employee fails to meet the requirements of paragraph 3.l above, he shall become a Participant as of the first day of the Plan Year beginning after his date of hire or any Plan Year thereafter during which he completes one Year of Service with an Employer.

     3.3  Leased Employees.
          ----------------
     Leased employees within the meaning of Section 414(n)(2) of the Code shall not be eligible to participate in this Plan under either the General Rule of paragraph 3.1 or the Secondary Rule of paragraph 3.2.

     3.4  Notice of Eligibility.
          ---------------------
     An Employer shall give each Employee written notice of his becoming a Participant in the Plan within a reasonable period after he becomes a Participant.

     3.5  Consent of Participants and Beneficiary Designation.
          ---------------------------------------------------
     Each Participant shall execute a written statement on a form or forms to be provided by the Committee, such written statement to provide the following:

     (a) the designation by the participant of his Beneficiary or Beneficiaries who shall be entitled to receive distributions under the Plan in the event of such Participant's death; and

     (b) the consent by the Participant to be bound by any decision or action taken in good faith as a result of the Committee's determination of facts in applying the provisions of the Plan.

      3.6  Contributions By Ineligible Employees.
           -------------------------------------
     Because an Employee is permitted to contribute as of the January 1 following his date of hire, it is possible for an Employee to begin to make contributions pursuant to paragraph 4.1 before he actually completes 1,000
Hours of Service during his first twelve (12) months of employment.   If such
an employee fails to meet the 1,000 Hours of Service requirement either in his first twelve months of employment or his first full Plan Year of employment and therefore fails to be eligible to become a Participant although he actually had made contributions to the Plan, his contributions shall remain in the Plan and shall be treated in the same manner as contributions of a Participant, provided that he shall not share in the Company Matching Contributions for the Plan Year during which he is not a Participant.

                 SECTION IV - CONTRIBUTIONS BY PARTICIPANTS
                 ------------------------------------------

     4.1  Employee Contributions.
          ----------------------
     A Participant may but is not required to contribute each Plan Year not less than l% nor more than 15% in whole percentages of his annual Recognized Compensation limited to $150,000. Amounts of a Participant's contributions up to 5% (beginning in 1990, 6%) of his Recognized Compensation may create additional Employer contributions pursuant to paragraph 5.2 hereof.

     4.2  Change of Rate of Contributions.
          -------------------------------
     Any contributions by a Participant pursuant to this Section IV shall be withheld by his Employer each payday and remitted by it periodically (at least quarterly) to the Trustee. Within the prescribed limits, a Participant may change the percentage of his compensation to be contributed pursuant to paragraph 4.l hereof. Any such change shall take effect on the January l or the July l following receipt by his Employer of a written request of such change from the Participant.

     4.3  Limitation.
          ----------
     Participant contributions for any Plan Year pursuant to this Section IV shall be limited as provided in paragraph 5.8.

                  SECTION V - EMPLOYER CONTRIBUTIONS
                  ----------------------------------


     5.1  1% Contribution.
          ---------------
     For each Plan Year beginning prior to January 1, 1990 each Employer shall contribute to the Plan on behalf of each of the Participants employed by the Employer an amount equal to l% of the Recognized Compensation paid to the Participant during the year. For the purposes of this Section V and paragraphs 7.6 through 7.8, "employed by the Employer" means that the Employee is employed for at least l,000 Hours of Service during the Plan Year and is employed by the Employer on the last day of the Plan Year, provided, however, that a Person who dies or who retires after attaining his Normal Retirement Date will be deemed to be employed on the last day of the Plan Year of his death or his retirement.

     5.2  Employer Matching Contributions.
     -------------------------------
     In addition to the contribution pursuant to paragraph 5.1 hereof, for the 1989 Plan Year, each Employer shall contribute to the Plan on behalf of each of the Participants employed by the Employer an amount equal to a percentage of the first l% of a Participant's Recognized Compensation contributed by the Employer plus a percentage of the amounts (not to exceed 5%) contributed by the Participant pursuant to Section IV hereof and not withdrawn during the Plan Year pursuant to Section XVI as set forth in Schedule B attached hereto and made a part hereof. For each Plan Year beginning after December 31, 1989, each Employer shall contribute to the Plan on behalf of each Participant who contributes to the Plan a percentage of the amounts (not to exceed 6%) contributed by the Participant pursuant to Section IV hereof and not withdrawn during the Plan Year pursuant to Section XVI.
The matching percentage to be contributed by the Employer each Plan Year shall be based upon the percentage increase in average operating earnings per share for the most recent five year periods. This percentage increase in average operating earnings per share is obtained by comparing the average operating earnings per share for the Company for the five years ending with the Calculation Year, with the same average for the five years ending the year prior to the Calculation Year. Operating earnings per share are determined pursuant to generally accepted accounting principles and are equal to net income per share exclusive of realized capital gains or losses. The matching percentage is set forth in the following schedule:

Percentage of     Percentage increase in average operating earnings per share
Recognized        for the most recent 5 years ending with the Calculation Year
Compensation      over the average for the 5 years ending with the Plan Year
Contributed       prior to the Calculation Year


                  Less than 6%  6% to 9%  9.01% to 15%  15.01% to 20%  Over 20%
                  ------------  --------  ------------  -------------  --------

Up to 1.00%           30%*        40%*        65%*           100%*      140%*

1.01% to 2.00%        28%         38%         63%             98%       138%

2.01% to 3.00%        26%         36%         61%             96%       136%

3.01% to 4.00%        24%         34%         59%             94%       134%

4.01% to 5.00%        22%         32%         57%             92%       132%

5.01% to 6.00%        20%         30%         55%             90%       130%

6.01% to 15.00%       None        None        None            None      None

*Employer Contributions as a percentage of Employee's contribution.

Notwithstanding anything to the contrary, no Employer Matching Contribution shall be made for 1993.

     5.3  Discretionary Employer Contributions.
          ------------------------------------
     In addition to the contributions set forth in paragraphs 5.1 and 5.2 hereof each Employer may contribute such additional amounts as the Board of Directors of the Employer may determine from time to time. The amount of the Employers' contributions are subject to the following limitations:

     (a) No contributions shall be made by any of the Employers for any Plan Year if the Annual Net Profit Before Taxes for all Employers in the aggregate for such year is less than $2,500,000.

     (b) No contribution shall be made on behalf of any Participant if the allocation of such contribution to his account would be contrary to the provisions of Section XVIII. In the event the allocation of any contribution to any Participant would be contrary to the provisions of
     Section XVIII hereof, the amount of the Employer contribution shall be reduced to the extent necessary to comply with Section XVIII.

     (c) No contribution shall be made by any Employer for any Plan Year which contribution exceeds the maximum amount deductible by it for such year under Section 404 of the Code or any comparable section of any future legislation which amends, supplements or supersedes said section.

     5.4  Consequences if Employer Cannot Contribute.
          ------------------------------------------
     If an Employer cannot contribute to the full extent required by paragraphs 5.l and 5.2 hereof because of the limitations of paragraph 5.3(c) and if the deficiencies in such contributions are not entirely made-up by another Employer, contributions pursuant to paragraphs 5.l and 5.2 hereof on behalf of Partici-pants employed by the Employer shall be reduced in the same proportion that the contributions made bear to the contributions that would have been made but for such limitations.

     5.5  Cash or in Kind.
          ---------------
     Employer contributions for any year may be made wholly or partly in cash or other property and the transfer of any such property to the Trustee shall be at the fair market value of the property as determined by the Employer at the time of such transfer. Each Employer shall pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of its federal income tax return for the Plan Year.

     5.6  No Reversion.
          ------------
     Except for the provisions of paragraph 5.7 hereof, in no event shall any part of the Trust Fund revert to an Employer or be used for purposes other than for the exclusive benefit of Participants in this Plan or their Beneficiaries.

     5.7  Return Upon Mistake.
          -------------------
     Notwithstanding anything herein to the contrary, an Employer may request that a contribution which was made by a mistake of fact or conditioned upon the qualification of the Plan under Section 401 of the Code which condition was not met, or which was conditioned upon the deductibility of the contribution under Section 404 of the Code and was disallowed, shall be returned to the Employer within one year after the payment of the contribution, denial of qualification, or the disallowance of the deduction (to the extent disallowed) respectively.

     5.8  ACP Discrimination Test.
          -----------------------
     Participant contributions pursuant to Section IV and Matching Employer Contributions to this Plan for any Plan Year shall not exceed the maximum amount permitted under Code Section 401(m)(2) and Treasury Regulation Section 1.401(m) -1(b)(2) of the regulations thereunder. These provisions are incorporated herein by reference and generally require that:

          (a) the ACP for eligible Highly Compensated Employees not exceed that of all other eligible Participants by more than two percentage points, and that the ACP for eligible Highly Compensated Employees be not more than that of all other eligible Employees multiplied by 2.0; or

          (b) the ACP of eligible Highly Compensated Employees not exceed that of the other eligible Participants multiplied by 1.25.

For purposes of this paragraph, the "ACP" for an individual Employee for a Plan Year shall be the ratio of the sum of employee contributions and Employer Matching Contributions made to the Plan on behalf of such Employee for the Plan Year to the Employee's Compensation for the portion of the Plan Year during which he is a Participant. However, if the Plan is aggregated with one or more other plans described under Code section 401(a) in order to meet the requirements of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated for purposes of computing the ACP. The "ACP" of a group of Employees for a Plan Year shall be the average of the ACPs of the Employees in the group. For purposes of calculating the ACP, an Employer Matching Contribution shall be taken into account for a Plan Year only if it is made on account of the Employee's contributions for the Plan Year, is allocated to the Employee's accounts during the Plan Year, and is actually paid to the Trust within 12 months following the last day of the Plan Year.

     5.9  Correction of Excess Aggregate Contributions - ACP Test.
          -------------------------------------------------------
     (a) To the extent necessary to meet the requirements of paragraph 5.8 hereof, Participant contributions pursuant to paragraph 4.1 and the corresponding Employer Matching Contributions allocated with respect thereto for Highly Compensated Employees shall be reduced, beginning with the highest ACPs until either such requirements are satisfied or the next highest ACP of a Highly Compensated Employee is reached. This process shall continue until the Plan conforms to the requirements described in paragraph 5.8. However, if a Highly Compensated Employee's ACP is determined by use of the family aggregation rules under Code section 414(q)(6) and if such ACP must be reduced pursuant to Treasury Regulation
     Section 1.401(m)-1(e)(2), such Highly Compensated Employee's ACP shall be reduced by allocating the excess contributions for the family group among the family members in proportion to each family member's Matching Employer Contributions.

     (b) Employee contributions for a Plan Year reduced pursuant to sub-paragraph (a) above shall be distributed to Highly Compensated Employees together with any income and minus any loss allocable to such excess aggregate contributions for the Plan Year of contribution on or before March 15 following the end of the Plan Year, but in no event later than the close of the following Plan Year.

     (c) For Plan Years beginning before January 1, 1991, Employer Matching Contributions reduced pursuant to subparagraph (a) above shall be distributed to Highly Compensated Employees together with any income and minus any loss allocable to such excess aggregate contributions for the Plan Year of contribution on or before March 15 following the end of the Plan Year, but in no event later than the close of the following Plan Year. For Plan Years beginning on or after January 1, 1991, Employer Matching Contributions reduced pursuant to subparagraph (a) above together with any income and minus any loss allocable to such excess contributions for the Plan Year of contribution shall be forfeited as of the end of the Plan Year for which the contribution was made. Notwithstanding any other provisions herein regarding the allocation of forfeitures, forfeitures pursuant to this subparagraph (c) shall be applied first to reduce the Employer Matching Contributions or Discretionary Employer Contributions for the year the excess arose, and to reduce Employer Matching Contributions or Discretionary Employer Contributions for future years as soon as possible.

                    SECTION VI - ADMINISTRATION COMMITTEE
                    -------------------------------------

     6.1  Members.
          -------
     An Administration Committee consisting of three or more members shall be appointed by a majority of the Boards of Directors of the Company. Any member of the Committee may but need not be an employee, director, officer, or stockholder of an Employer.

     6.2  Secretary.
          ---------
     The Committee will appoint a Secretary, who may but need not be a member of the Committee; and any documents required to be filed with, or any notice required to be given to the Committee will be properly filed or given if mailed by registered mail or delivered to the Secretary of the Committee in care of the Company.

     6.3  Duties.
          ------
     The Committee shall have the duty and authority to interpret and construe this Plan in regard to all questions of eligibility, the status and rights of Participants, Beneficiaries, and other persons hereunder, and the manner and time of the payment of any benefits hereunder. It shall direct the Trustee as to the names of payees and the time, amount and manner of the payment of benefits under Section XI hereof. The Committee shall furnish to Participants forms for the designation of Beneficiaries, and shall maintain a file of Participants' Beneficiary designations. In general, it shall be charged with the overall management of the plan of employee benefits herein provided for, subject to the powers and duties of the Trustee with respect to the Trust Fund.

     6.4  Majority Vote.
          -------------
     The decision of the Committee as to any matter relating to this Plan shall be determined by a majority vote or other affirmative expression of a majority of the members. Its decision or action on any matters within its discretion, after proper notification and opportunity for review have been given in accordance with paragraph 6.10 hereof, shall be final and conclusive as to the parties hereto and as to all Participants, Beneficiaries, and other persons claiming any rights hereunder, provided that no member of the Committee shall participate in any decision specifically affecting his own interest in the Trust. The Trustee shall be fully protected in acting upon the decision of the Committee as set forth in writing over the signature of the Secretary or a majority of its members. The Trustee shall be entitled to rely upon the names of Committee members as last certified to by the Company, and to rely upon the name of the Secretary of the Committee as last certified to by a majority of its members.

     6.5  Indemnification.
          ---------------
     The Company shall indemnify and save the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

     6.6  No Compensation.
          ---------------
     No member of the Committee shall receive any compensation or fee for his services, but the Company shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members.

     6.7  Counsel and Agents.
          ------------------
     The Committee may employ such counsel (who may be of counsel for an Employer) and agents, and may arrange for such clerical and other services as it may require in carrying out the provisions of this Plan.

     6.8  Records.
          -------
     The Committee shall keep a record of all its proceedings and shall keep or cause to be kept all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of the plan of employee benefits herein provided.

      6.9  Successor.
           ---------
     In the event the Committee for any reason ceases to function, the Company shall thereafter have the power and authority granted to the Committee and the duties imposed upon it by this Agreement.

     6.10  Claims Procedure.
           ----------------
     The Committee shall notify in writing any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the Participant whose claim for benefits has been denied. As to any Participant or Beneficiary whose claim for benefits has been denied, the Committee shall afford such Participant or Beneficiary a reasonable opportunity for a full and fair review by the Committee of the decision denying the claim.

     6.10  Information from the Employers.
           ------------------------------
     Each Employer shall furnish the Committee with the following information from time to time as shall be necessary to carry out this plan:

          (a)  compensation of each Participant for each year;

          (b)  change in the employment status of a Participant, involving:

               (1)  voluntary resignation

               (2)  dismissal

               (3) other termination of employment; e.g., an Employee's temporary layoff becoming permanent

               (4)  retirement on account of age

               (5)  permanent disability

               (6)  death

               (7)  Hours of Service

          (c) such other data and information possessed by the Employer as the Committee may require in the performance of its duties hereunder.

The Employer's determination as to these matters shall be final and binding on all persons.

     6.12  Voting Rights.
           -------------
     Each Participant shall have the right to exercise the voting rights of the number of shares of Company Stock held in the Trust the value of which has been allocated to his accounts. If a Participant does not exercise his voting rights, the Committee shall have the authority to exercise such voting rights. Further the Committee shall have the authority and right to exercise the voting rights of Company Stock held in the Trust the value of which has not been allocated to a Participant's account.

     6.13  Funding Policy.
           --------------
     The Committee shall from time to time, but in no event less than once each Plan Year, consider and establish, or reconsider and reestablish, a funding policy which will encompass the short-term and long-term goals for income and appreciation of Funds A, C, D, E, F, G, and O. The Committee may consult with investment advisers or other advisers as the Committee in its discretion deems necessary. The Committee shall then communicate this funding policy to the Trustee or others who are responsible for the investment management of the Trust Fund.

                  SECTION VII - ACCOUNTING PROVISIONS

     7.1  Cash Basis.
          ----------
     All accounting of the Plan and Trust, other than the allocations and credits of net income or net loss, and Employer contributions as of each Allocation Date as provided hereafter, shall be rendered on a cash basis.

     7.2  Taxes and Expenses.
          ------------------
     All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon this Plan, or any income thereof, shall be paid by the Trustee from the Trust Fund. The expenses incurred by the Committee in the administration of the Plan including fees for legal, accounting, investment, custodial, and other services rendered to the Committee or to the Trustee, and all other proper charges and expenses of the Committee shall be paid by the Trustee from the Trust Fund. If the Committee determines that an expense is attributable directly to any specific Fund hereunder, the Committee in its discretion may direct that such expense be charged to the particular Fund creating the expense.

     7.3  Accounts.
          --------
     The Committee shall maintain two separate accounts for each Participant, one to be known as his Individual Contribution Account and the second as his Employer Contribution Account. The following items shall be credited to or charged against the accounts of each person as provided herein:

          (a)  his share in the contributions of the Employers;

          (b)  his own contributions to the Trust;

          (c)  his share in the net income or net loss of the Trust;

          (d)  payments from his account;

          (e) shares in the forfeitures from the accounts of other Participants -- that is, the part of another Participant's share which, upon his incurring a One Year Break in Service as provided by Section IX does not vest in him but remains in the Trust Fund.

The credits and charges provided by (a) and (e) shall be made on the last Allocation Date of each Plan Year. The credits and charges provided by (c) shall be made as of each Allocation Date. The contributions of each Participant for each Plan Year provided by (b) shall be allocated and credited to this Individual Contribution Account periodically when received by the Trustee. Payments from an Account shall be charged to the Account when paid.

     7.4  Accounts Maintained for Record Keeping Only.
          -------------------------------------------
     Separate accounts or records may be maintained for operational and accounting purposes for each Fund, but, except as provided in Section VIII hereof, no such account shall be considered as segregating any funds or property in each Fund from any other funds or property contained in such Fund. In no event shall maintenance of an account or record designated as the account of a person having a credit in the Plan mean that such person shall have a greater or lesser interest than that due him under the terms of this Plan. No person having a credit in the Plan shall have any specific title in any specific asset in the Trust.

     7.5  Allocation of Income and Loss.
          -----------------------------
          (a) Except as provided in subparagraph (b) below, as of each Allocation Date, and on each other date as may be determined by the Committee, the Committee shall determine and allocate the net income or net loss of each Fund in the Trust, as determined pursuant to paragraph
     12.1 hereof, among and shall credit or charge it to the accounts of each Participant having an interest in the Fund on the date such allocation of income and loss is made. Such allocations shall be made in the proportion that the net credit in the Accounts of each such person in the respective Fund on said date bears to the total net credits in the Accounts of all such persons in the respective Fund on said date. The allocation of income and loss shall be made prior to any other allocation as of that date and shall be based on the actual earnings and losses credited or charged to Funds in which the Participants' Accounts are invested pursuant to Section VIII hereof.

          (b) $1,860,088 of the income for the six-month period ending on June 30, 1993, shall be allocated on the basis of the amounts contributed by Participants pursuant to Section IV hereof during 1993 and not withdrawn during 1993 pursuant to Section XVI; provided, however, that no Participant shall receive an allocation under this subparagraph (b) if the total of the allocations under this subparagraph (b) together with the Annual Additions exceeds the Maximum Permissible Amount (as defined in paragraph 18.4(c)). To the extent that an allocation cannot be made as a result of the forgoing provision, it shall be allocated in accordance with general provisions of subparagraph (a) hereof.

     7.6  Allocation of Special 1% Contribution.
          -------------------------------------
     As of the last Allocation Date of each Plan Year prior to January 1, 1990, the Committee shall allocate to the Employer Contribution Account of each Participant who is employed by an Employer on said Allocation Date the contribution made on his behalf by his Employer pursuant to the first sentence of paragraph 5.l hereof.

     7.7  Allocation of Matching Contribution.
          -----------------------------------
     As of the last Allocation Date of each Plan Year, the Committee shall allocate to the Employer Contribution Account of each Participant who is employed by an Employer on said Allocation Date the matching contribution made on the Employee's behalf by his Employer pursuant to the schedule in paragraph 5.2 hereof (or in Schedule B for Plan Years prior to 1990).

     7.8  Allocation of Forfeitures and Discretionary Contributions.
          ---------------------------------------------------------
     (a) Discretionary Contributions. As of the last Allocation Date of each Plan Year the Committee shall allocate the balance of each Employer's contribution, if any, made pursuant to paragraph 5.3 hereof to the Employer Contribution Accounts of Participants employed by the Employer on said Allocation Date in the proportion that the total Recognized Compensation of each such Participant bears to the total Recognized Compensation of all such Participants.

     (b) Forfeitures Prior to 1990. As of the last Allocation Date of each Plan Year ending prior to January 1, 1990 the Committee shall allocate the forfeitures from the accounts of Participants to the Employer Contribution Accounts of all Participants employed by an Employer on said Allocation Date in the proportion that the total Recognized Compensation of each such Participant bears to the total Recognized Compensation of all such Participants.

     (c)  Forfeitures After 1989.  As of the last Allocation Date of each
          Plan Year ending after January 1, 1990 the Committee shall allocate the forfeitures from the accounts of Participants to the Employer Contribution Accounts of all Participants who have made contributions during the Plan Year pursuant to Section IV hereof and who are employed by an Employer on said Allocation Date in the proportion that the total Recognized Compensation of each such Participant bears to the total Recognized Compensation of all such Participants who made contributions.

     7.9  Committee Records.
          -----------------
     The accounts and records of the Committee shall be open to inspection and audit at all reasonable times by any person designated by an Employer. Such records shall contain all authorizations, directions and other information furnished or received by an Employer, the Committee and the Trustee.

      7.10  Participant Statements.
            ----------------------
     As soon as practicable after the end of each Plan Year the Committee will provide each Participant with a statement of his account balances as of the last Allocation Date of such year.

                SECTION VIII - INVESTMENT OF THE TRUST FUND
                -------------------------------------------

     8.1  Separate Investment Funds.
          -------------------------
     The assets of the Trust Fund shall be separated and segregated into six separate and distinct investment funds. The Committee may create additional investment funds or eliminate any investment fund at any time. Funds A and O shall consist of amounts allocated to Individual Contribution Accounts (Participants' contributions and earnings thereon). Fund B shall consist entirely of amounts allocated to Employer Contribution Accounts (Employers' contributions, forfeitures and earnings thereon). Funds E, F and G shall consist of amounts directed by Participants to be transferred from Fund B pursuant to the diversification provision of Section XXIV hereof. The Funds shall be invested as described below.

     8.2  Fund A.
          ------
     Fund A, the general investment fund, shall be invested in a diversified portfolio of shares of common and preferred stock, other equity investments and fixed income securities, property, both real and personal, corporate and government bonds, notes and debentures and other fixed income investments.

     8.3  Fund B.
          -------
     Fund B shall be invested and reinvested entirely in Company Stock. Employer cash contributions shall be invested in Company Stock as soon as it is practicable after receipt by the Trustee. In making such purchases the Trustee shall give due regard to the trading volume of Company Stock at the time of such purchases and accordingly regulate the amount and timing of such purchases in order to minimize the effect on market price fluctuations which may be caused by such purchases. All purchases of Company Stock shall be subject to any applicable federal or state securities laws and shall be made in accordance with all applicable rules and regulations promulgated thereunder. The Trustee may purchase Company Stock directly from the Company.

     8.4  Fund C.
          ------
     [RESERVED]

     8.5  Fund D.
          ------
     [RESERVED]

     8.6  Fund E.
          ------
     Fund E, the money market fund, shall be invested in a diversified portfolio of short term fixed income securities, such as U. S. Treasury bills, corporate commercial paper and certificates of deposit with safety of principal as a primary goal.

     8.7  Fund F.
          ------
     Fund F, the intermediate bond fund shall be invested primarily in United States Government obligations, state and municipal bonds, corporate bonds, notes and debentures, commercial paper, certificates of deposit with maturities of not greater than five years and shares of regulated investment companies whose investments are limited to fixed income securities and United States Government obligations with such maturities.

     8.8  Fund G.
          ------
     Fund G, shall be invested in a diversified portfolio of shares of common and preferred stock, property, both real and personal, and in shares of regulated investment companies whose investments are limited to such corporate stock investments.

     8.9  Fund O.
          ------
     Fund O shall be invested in accordance with the directions of the Committee in real estate and stocks and bonds as described in Section 4.5 of the agreement creating the Trust.

     8.10  Purchase of Company Stock.
           -------------------------
     To effectuate the primary purpose of this Plan, that is, the distribution of benefits under the Plan in the form of Company Stock, the Trustee shall purchase Company Stock and continue to hold such Company Stock in Fund B, including any Company Stock contributed by the Company, for purposes of distribution to Participants and their Beneficiaries notwithstanding any otherwise applicable rule or principle relating to (i) diversification of trust assets, or (ii) the speculative character of trust investments, or (iii) the lack of a fair return on Company Stock commensurate with the prevailing rate, or (iv) lack of marketability or income provided by Trust assets, or (v) the probable continual fluctuation in the market value of Trust assets.

     8.11  Loans to Purchase Company Stock.
           -------------------------------
     The Trustee upon direction of the Committee shall have the power and authority to borrow or raise money for the purposes of this Plan, including, but not limited to loans for the purpose of acquiring Company Stock, in such amount, and upon such terms and conditions, as the Committee shall deem advisable; and, for any sum so borrowed, to issue its promissory note as Trustee, and to secure the repayment thereof by pledging only that part of the Trust Fund consisting of Company Stock purchased with the proceeds of the loan; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any such borrowing.

     8.12  Separate Suspense Account.
           -------------------------
     If Company Stock is purchased with such a loan, it will be accounted for in a separate suspense account on the books of the Plan and Trust. Its value will not be allocated to accounts of Participants except as released under the following formula: Each Plan Year during the duration of the loan, the number of shares of Company Stock which is released shall equal the number of the shares of Company Stock held in the suspense account immediately before the release multiplied by a fraction, the numerator of which is the amount of the principal and interest paid on the loan for the year; the denominator of which is the numerator plus the principal and interest of the loan to be paid for all future years. The number of future years under the loan must be definitely ascertainable. If the interest rate under the loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the Plan Year. Income earned on securities held in the suspense account can be used to pay both interest and principal on the loan used to acquire the securities.

                      SECTION IX - VESTING - FORFEITURES

     9.1  Full Vesting.
          ------------
     The entire amount of the credit in the accounts of a deceased Participant or a Participant who reaches his Normal Retirement Date or actually retires for disability prior thereto, plus any amount allocated to his accounts thereafter as provided by paragraphs 7.5, 7.6, 7.7, and 7.8, hereof, shall be vested and shall be paid to the person or persons entitled thereto at the times and in the manner provided by Section XI hereof.

     9.2  Vesting on Termination of Service.
          ---------------------------------
     A portion of the amount of the credits in the accounts of a Participant as of the Allocation Date coinciding with or next preceding the day he terminates his service with all Affiliated Companies for any reason other than his death, retirement on or after his Normal Retirement Date, or retirement for disability shall be paid to the person or person entitled thereto at the times and in the manner provided by Section XI hereof. The amount to be paid shall be known as a "vested interest", and shall be equal to the sum of the following:

          (a)  the total credit in his Individual Contribution Account;

          (b) an amount equal to the following percentage of his credit in his Employer Contribution Account:




                    Completed Years             Portion of Credit
                    of Service with                To be Paid
                     the Employers              (Vested Interest)
                    ---------------             -----------------

                        One                            0%

                        Two                            0%

                        Three                         20%

                        Four                          40%

                        Five                          60%

                        Six                           80%

                        Seven or more                100%


          (c) and any net income or net loss allocated to his accounts thereafter, as provided by paragraph 7.5 hereof.

          (d) Notwithstanding the foregoing to the contrary each Participant whose vested percentage as of December 31, 1988 was greater than the percentage shown in subparagraph (b) above shall continue to be vested in no smaller a percentage than he was on December 31, 1988. Increases in his vesting percentage for service on and after January 1, 1989 shall be based upon the schedule contained in subparagraph (b) above.

Except as to his vested interest, the balance of the credits in the accounts of a Participant in this Plan who is not fully vested shall cease and be terminated immediately upon his termination of service with all Affiliated Companies. The Committee shall direct the Trustee to transfer out of such Participant's Employer Contribution Account as of the time of his termination of service the balance in excess of the amount vested in him, as a forfeiture to be distributed among the Employer Contribution Accounts of the other Participants according to the procedure provided by paragraph 7.8 hereof.
The percentage to be applied in (b) shall be applied to the Employer Contribution Account balance as of the Allocation Date immediately preceding his date of termination before any credits are made to his accounts pursuant to paragraphs 7.5, 7.6, 7.7, and 7.8 hereof.

     9.3  Breaks in Service and Return to Service.
          ---------------------------------------
     (a) If a former Participant who has not incurred five consecutive One Year Breaks in Service returns to work for an Employer, he shall again become a Participant as of the first date after his termination during which he again completes an Hour of Service. His Years of Service earned prior to his termination of service shall be restored. Any amounts that were forfeited when he terminated shall not be restored, except pursuant to paragraphs 9.3(b) and (c) below.

     (b) If a partially vested Participant terminates and receives or begins to receive the balances in his Accounts prior to incurring five consecutive One Year Breaks in Service and thereafter returns to the service of an Employer as an Employee under the Plan, and prior to his Repayment Date repays to his Employer Contribution Account the amount previously distributed to him from the Account, the Committee shall, at the end of the Plan Year in which the Participant repays the amount to his Account, allocate to his Employer Contribution Account the amount necessary to restore the Employer Contribution Account balance in the Account prior to his termination. "Repayment Date" shall mean the earlier of:

               (1) the date the Participant incurs five consecutive One Year Breaks in Service after his distribution has begun; or

               (2) the end of the five year period beginning with the Participant's return to service with an Employer as an Employee.

     (c) If a former Participant who returns to work for an Employer prior to incurring five consecutive One Year Breaks in Service had not begun to receive a distribution of the balances in his Accounts, any amounts that were forfeited upon his termination of service shall be restored as set forth in paragraph 9.4 below.

     (d) If partially or fully vested former Participant returns to work for an Employer, his prior Years of Service shall be restored no matter how many One Year Breaks in Service he has incurred. If a former Participant who has no vested interest incurs a five consecutive One Year Breaks in Service, then he shall forfeit his prior Years of Service.

     9.4  Source of Restoration of Forfeitures.
          ------------------------------------
     The amount necessary to restore the balances in a returned
Participant's Employer Contribution Account shall come from amounts forfeited from the Employer Contribution Accounts of those Participants who terminated during the year. In the event that such forfeitures are insufficient to restore the Account, the Company shall contribute the additional amounts required.

     9.5  Service of Less than 1,000 Hours.
          --------------------------------
     A Plan Year in which a Participant completes between 501 and 999 (inclusive) Hours of Service with an Employer shall not be treated either as a One Year Break in Service or a year which a Year of Service is earned.

     9.6  Vesting Schedule Amendments.
          ---------------------------
     Upon an amendment changing the vesting schedule contained in paragraph 9.2 hereof, the vested interest of an Employee who is a Participant on the date such an amendment is adopted (or the date such an amendment is effective, if later) shall not, immediately following the date of the amendment, be less than his vested interest prior to such amendment. A Participant who has completed three or more Years of Service may after such an amendment elect during the vesting election period to have his vested interest determined without regard to such an amendment. For purposes of this paragraph the "vesting election period" begins on the date the vesting schedule is amended, and ends 60 days following the later of:

     (a)  the date the amendment is adopted;

     (b)  the date the amendment is effective; or

     (c)  the date the Participant is given written notice of the amendment.

An election pursuant to this paragraph may be made only by an individual who is a Participant at the time of such an election and shall be irrevocable. Notwithstanding the foregoing, no election will be provided to a Participant whose vested interest under the amendment is at all times equal to or greater than his vested interest under the Plan without regard to the amendment.

                        SECTION X - RETIREMENT
                        ----------------------

     10.1  Normal and Late Retirement.
           --------------------------
     Retirement for age shall occur if the Participant terminates his service with the Employers on or after his attaining age 65. A Participant may retire later than on the Participant's Normal Retirement Date, and in such event (i) he shall continue to participate in the Employer's contributions, forfeitures, and the benefits of the Trust as any other Participant, and (ii) his retirement shall occur on the day his employment with his Employer is terminated.

     10.2  Disability.
           ----------
     Retirement on account of permanent disability shall occur on the day that the Employer determines, based upon an independent doctor's examination and certificate, a Participant is under such physical or mental disability that he is no longer capable of rendering satisfactory service to it. This provision shall be applied in a nondiscriminatory manner to all Participants similarly situated.

                    SECTION XI - PAYMENT OF BENEFITS
                    --------------------------------

     11.1  Form.
           ----
     Upon retirement of a Participant for age or disability, or upon any other termination of employment the vested portion of the Participant's Employer Contribution Account shall be paid to the Participant at the election of the Participant either in (a) cash or (b) Common Stock of the Company (based upon fair market values on the date of distribution). Balances representing fractional shares of Common Stock shall be distributed in cash. The balance of a Participant's Individual Contribution Account payable upon retirement for age or disability or upon any other termination of employment shall be paid to the Participant in cash.

     If the Participant elects a cash distribution of his Employer Contribution Account, both his Employer Contribution Account and his Individual Contribution Account may, at the election of the Participant, be paid:

          (a)  in one lump sum distribution;

          (b) in the case of an "eligible rollover distribution" as defined in Code Section 401(a)(31)(C) after December 31, 1992, in a direct transfer of all or a portion of the distribution to an "eligible retirement plan" as defined in Code Section 401(a)(31)(D); provided, however, that any such transfer is $200 or more; or

          (c) in substantially equal annual or more frequent installments paid over a reasonable period of time not to exceed the life expectancy of the Participant, the joint life expectancy of the Participant and his spouse, or the joint life expectancy of the Participant and his designated Beneficiary as set forth in paragraph
          11.3 below.

If the Participant who is terminating his employment has made individual contributions which have not been credited to his account at the time of distribution, such amounts shall be returned without interest. All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Regulations. Notwithstanding anything herein to the contrary, the provisions of this paragraph and the other provisions of this Section which are intended to reflect the requirements of Code Section 401(a)(9) shall override any contrary provisions elsewhere in this Plan.

     11.2  Commencement Date.
           -----------------
     (a) If the vested portion of a Participant's vested account balances does not exceed $3,500, a distribution (or a transfer after December 31, 1992) will commence on or before 90 days after the end of the Plan Year in which his employment with all Employers and Affiliated Companies terminates.

     (b) If the vested portion of a Participant's Account balances exceeds $3,500, a distribution (or transfer after December 31, 1992) under the above paragraph will commence within 90 days after the end of the Plan Year in which occurs the later of the Participant's Normal Retirement Date, the Participant's 10th anniversary of participation in the Plan, or the date his employment with all Employers and Affiliated Companies terminates. If requested by a Participant, a distribution (or transfer after December 31, 1992) may commence on or before 90 days after the end of the Plan Year in which the Participant's employment with all Employers and Affiliated Companies terminates. If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

     (c) Notwithstanding anything herein to the contrary, distributions must commence no later than the April 1 of the calendar year following the calendar year in which a Participant attains age 70-1/2.

     (d) The distribution to any individual who retired, died or terminated his service prior to January 1, 1989 shall be governed by the terms of the Plan in effect on the date he terminated, died or retired.

     11.3  Installment Distributions.
           -------------------------
     (a) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first calendar year for which distributions are required must at least equal the quotient obtained by dividing the Participant's vested Account balances at the beginning of the calendar year by the number of years in the distribution period.

     (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

     (c) For calendar years beginning after December 31, 1988, if the Participant's spouse is not the designated Beneficiary, the amount to be distributed each year, beginning with distributions for the first calendar year for which distributions are required shall not be less than the quotient obtained by dividing the Participant's vested Account balances at the beginning of the calendar year by the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations.

     (d) The minimum distribution for the calendar year during which the Participant attains age 70-1/2 must be made no later than the April 1 of the following calendar year. The minimum distribution for calendar years beginning after a Participant attains age 70-1/2 must be made on or before December 31 of that calendar year.

     (e) For purposes of this Section, the term "life expectancy" or "joint and last survivor expectancy" means the life expectancy or joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. Unless otherwise elected by the Participant (or spouse) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

     11.4  Death Benefits.
           --------------
     (a) If a Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     (b) Upon the death of a Participant before a distribution or transfer of his credit in the Trust has begun, the amount payable under paragraph 9.l hereof shall be paid in Common Stock or in cash as described in paragraph 11.l hereof beginning on or before the ninetieth day next after his death occurs, to the following person or persons in the order designated:

               (1) to the Participant's surviving spouse, if any; provided in the case of an "eligible rollover distribution" as defined in Code Section 401(a)(31)(C) after December 31, 1992, in a direct transfer of all or a portion of the distribution to an "eligible retirement plan" as defined in Code Section 401(a)(31)(D); provided, however, that any such transfer is $200 or more;

               (2) if the Participant is not survived by a spouse, or if the Participant is survived by a spouse but the spouse consents in accordance with the procedure set forth below, to such Beneficiary or Beneficiaries as the Participant designated in writing upon such form or forms furnished by the Committee and delivered to the Committee within his lifetime;

               (3) in the event a Beneficiary dies prior to the receipt of his share of such account, the undisbursed portion of his share shall be paid to such other Beneficiary or Beneficiaries, and in such amount to each (if more than one), as said Participant shall have designated. If more than one Beneficiary has been designated without specifying the share to each, distribution shall be made equally to such of the designated Beneficiaries as shall be living; or

               (4) if a Participant's spouse does not survive him and if no Beneficiary has been named by said Participant, or if all of the designated Beneficiaries predecease him or die while there is still a credit in his accounts, such credit shall be paid in a lump sum to his executors or administrators; provided that if no executors or administrators are appointed within sixty (60) days after his death, the Committee shall direct the Trustee to pay such credit to such person or persons as the Committee in its sole discretion may determine.

A Beneficiary designation filed with the Committee and bearing the latest date of execution shall be conclusive upon all persons of the designation of the Beneficiary or Beneficiaries named therein, provided however that no such designation naming someone other than the Participant's spouse shall be effective if the spouse survives the Participant unless the Participant's spouse consents to such election, the consent acknowledges the effect of such election, and the consent is witnessed by a Plan representative or a notary public, or the Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no spouse, because the spouse cannot be found, or because of other reasonable excuse.

     11.5  Deductions for Taxes and Expenses.
           ---------------------------------
     Before making payment of the credit in the accounts of a deceased Participant to the persons entitled thereto as designated by the Committee, the Trustee may deduct from the credit such amount as in its sole discretion it deems proper to protect itself against liability on account of all taxes and penalties or other additions thereto and interest thereon, by whatever government imposed, which may be levied or assessed upon or by reason of the death of such deceased Participant and out of the amount so deducted may discharge any such liability and shall pay the balance to the persons so designated.

     11.6  Payments to Minors.
           ------------------
     During the minority or other legal disability of any person to whom payments are to be made, such payments may be made in the discretion of the Committee in any one or more of the following ways:

     (a)  directly to said person;

     (b)  to the legal guardian or conservator of said person;

     (c) to any relative of said person, to be expended by such relative for the care, support, education, and maintenance of said person; or

     (d) directly expending the same for said purposes for the benefit of said person.

The Trustee and the Committee shall not be required to see to the application of any payments so made to any of said persons, but his or their receipts shall be a full discharge to the Trustee and the Committee.

     11.7  Missing Distributees.
           --------------------
     If the Committee notifies a Participant or a Beneficiary designated in accordance with this Section in writing at his last known address that he is entitled to benefits under the Plan and the Participant or Beneficiary fails to claim his benefits within two calendar years after notification, his benefits will be distributed to one or more of the Participant's or Beneficiary's relatives by blood, adoption or marriage, as the Committee decides. If the Committee cannot locate an appropriate relative within one additional year, the benefit shall be forfeited, provided, however, that if the Participant or an appropriate relative subsequently applies for the benefit, the benefit shall be reinstated.

     11.8  Special QDRO Distribution.
           -------------------------
     If the Committee receives a domestic relations order that meets the requirements of Section 414(p) of the Code except that it provides for an immediate distribution of the alternate payee's interest in the Participant's Accounts, the Committee shall honor such an order as a Qualified Domestic Relations Order within the meaning of Section 414(p) of the Code and make the distribution in accordance with the order.

                      SECTION XII - INCOME OR LOSS
                      ----------------------------

     12.1  Calculation.
           -----------
     The net income or net loss of each Fund for each semiannual accounting period ending on an Allocation Date shall be the difference between the fair market value of the Fund on the Allocation Date, as determined by the Trustee (as provided in paragraph 12.2 below) and the sum of the following:

          (a) the total of all the account balances in the Fund of all persons having credits in the Trust on said date;

          (b) Employer contributions which have been received by the Trustee but have not yet been credited to the account balances in the Fund; and

          (c) in the case of Fund B, amounts transferred out as forfeitures and charged to account balances during the semiannual accounting period ending on the Allocation Date under paragraph 9.2 hereof.

     12.2  Valuation.
           ---------
     Semiannually as of each Allocation Date, the Committee shall cause the Company to obtain an appraisal of the Company Stock held in Fund B and the Trustee shall determine and inform the Committee of, the fair market value of Funds A, C, D, E, F, G, and O and any other assets held in Fund B. The latter determination may be made in part or entirely by the Trustee, or in part or entirely by such other persons, or with such other help, as the Trustee in its sole discretion shall deem desirable. In determining the fair market value of Fund assets, current market prices or quotations shall be used for those assets for which they are available. As to all other assets, the Trustee shall use such values as it deems fair; and its determination shall be conclusive upon all persons.

                        SECTION XIII - AMENDMENT
                        ------------------------

     13.1  Amendment.
           ---------
     The Company shall have the power at any time and from time to time, to amend this Plan by resolution of its Board of Directors; provided, however, that no amendment under any circumstances may be adopted the effect of which would be to vest or revest in an Employer any interest in the assets of the plan, or any part thereof, or to change the rights, powers, or duties of the Trustee without its consent, or to deprive any Participant of his then vested interest if any, in this Plan.

                         SECTION XIV - TERMINATION
                         -------------------------

      14.1  Right to Terminate.
            ------------------
     The Company reserves the right either with or without formal action to terminate this Plan. Each Employer reserves the right to permanently discontinue its contributions to the Trust. In the event that an Employer permanently discontinues its contributions to the Trust, or that the Company terminates this Plan, or that this plan is partially terminated under operation of law, the accounts of the affected Participants shall be fully vested and nonforfeitable.

     14.2  Sale or Bankruptcy of Employer.
           ------------------------------
     In the event an Employer shall be judicially declared bankrupt or insolvent, or shall be dissolved, merged or consolidated, or in the event any other person or corporation shall acquire an Employer or substantially all of the assets of an Employer, the accounts of the Participants employed by such Employer, shall be fully vested.

     14.3  Distribution Upon Termination.
           -----------------------------
     Upon the termination of this Plan or the discontinuance of contributions by an Employer, the Trustee may reserve such reasonable amounts as in its sole discretion it shall deem necessary to provide for payment of:

          (a) any of its expenses or taxes then or thereafter due or payable, and

          (b) any sums then or thereafter chargeable against the Trust Fund for which it may be liable.

The credits in the accounts of Participants shall become 100% vested upon termination of the Plan. As soon as practicable after the Plan is terminated, the Trustee shall distribute the balance of the Trust Fund in lump sum payments to the persons having credits in the Trust in the proportion that the net credit in the accounts of each such person bears to the total net credits in the accounts of all such persons. The Trustee may, in its discretion, make distributions in cash or partially or wholly in kind. At no time shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

     14.4  Power of Trustee.
           ----------------
     From and after the date of the termination of this Plan, and until the final distribution of the Trust Fund, the Trustee shall continue to have all the powers provided under the Plan and Trust as are necessary and expedient for the orderly liquidation and distribution of the Trust Fund.

     14.5  Merger or Consolidation.
           -----------------------
     In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated). Affected Participants will be notified of a termination or partial termination as required by ERISA.

                 SECTION XV - RESIGNATIONS - REPLACEMENTS
                 ----------------------------------------

      15.1  Resignation.
            -----------
     Any member of the Committee may resign and his resignation shall become effective ten (10) days after notice thereof has been personally delivered or sent by registered mail to the Secretary of the Company at the principal office of the Company. The Employers by resolutions of a majority of their Boards of Directors shall have the power to remove any member of the Committee from office at any time.

     15.2  Vacancy.
           -------
     The Boards of Directors of a majority of the Employers may fill any vacancy in the membership of the Committee or appoint additional members to the Committee. The Board of Directors of the Company shall give prompt written notice of any such action to the other Committee members and the Trustee. Any Committee members shall have the same power and authority as their predecessors hereunder. While there is a vacancy in the membership of the Committee, the remaining Committee members shall have the same powers and authorities as the full Committee until the vacancy is filled.

                      SECTION XVI - WITHDRAWALS
                      -------------------------

     16.1  Withdrawals Permitted.
           ---------------------
     A Participant may make withdrawals from his Individual Contribution Account in accordance with the provision of this Section.

     16.2  Withdrawals Without Penalty.
           ---------------------------
     A Participant may withdraw in any Plan Year the sum of the following without penalty:

     (a) his own voluntary contributions made in prior years which were not subject to the matching, i.e. contributions in excess of 6% of his Compensation (5% for Plan Years ending prior to January 1, 1990); and

     (b) the lesser of (i) $15,000 or (ii) 50% of the balance in his Individual Contribution Account as of the semi-annual Allocation Date immediately preceding the date the withdrawal request is received by the Committee reduced by his own voluntary contributions in excess of 6% of his Compensation (5% for Plan Years ending prior to January 1, 1990).

     16.3  Penalty Withdrawals.
           -------------------
     If a Participant wishes to withdraw more than the amounts permitted in paragraph 16.2, he may make such a withdrawal, but he will incur a penalty. The penalty shall be that he may not again contribute to the Plan until the January l which is coincident with or immediately following the one year anniversary of the effective date of the withdrawal which creates the penalty. In addition, the Participant who incurs a penalty will not receive an Employer Matching Contribution for the Plan Year in which the penalty period ends.

     16.4  Prohibited Withdrawals.
           ----------------------
     A Participant may not withdraw contributions made during the year of withdrawal nor may he withdraw any amounts from his Employer Contribution Accounts.

     16.5  Requests for Withdrawals.
           ------------------------
     All requests for withdrawals must be made in writing to the Committee. Withdrawals shall be paid in cash. Payments shall be made within ninety (90) days following the first January l or July l which follows the date the request for withdrawal is received by the Committee. The withdrawal shall be effective as of said January 1 or July 1.

     16.6  Limitation on Withdrawals from Fund O.
           -------------------------------------
     Notwithstanding the foregoing, if a withdrawal is requested by a Participant who has all or a portion of his Individual Contribution Account invested in Fund O, the payment of the portion of his Individual Contribution Account invested in Fund O may be deferred until the one year anniversary of the January 1 or July 1 as of which the payment would have been made pursuant to Paragraph 16.5 hereof but for this paragraph. If in the Committee's sole discretion an additional delay is necessary to permit a fair and orderly liquidation of all or a portion of the assets held in Fund O, the payment can be deferred an additional period of time not to exceed one year.

                      SECTION XVII - ADDITIONAL EMPLOYERS
                      -----------------------------------

     17.1  Adoption by Subsidiaries.
           ------------------------
     Any Subsidiary (as defined in subparagraph 2.2(w) hereof) which is authorized by the Company to do so, may adopt this Plan by resolution of its Board of Directors.

                      SECTION XVIII - MAXIMUM ADDITIONS
                      ---------------------------------

     18.1  No Other Plans.
           --------------
     If an Employer (as defined in subparagraph 18.4(d) hereof) does not maintain any other qualified plan in addition to this Plan, the following limitations shall apply:

          (a) The amount of the Annual Addition which may be allocated under this Plan to any Participant's Account during any Plan Year shall not exceed the Maximum Permissible Amount.

          (b) If the Annual Addition under this Plan on behalf of a Participant is to be reduced as of any allocation date as a result of subparagraph (a), such reduction shall be disposed of as follows:

               (1)  first, any Employee contributions made pursuant to paragraph
               4.1 hereof, to the extent the return would reduce the excess amount, shall be returned to the Participant;

               (2) second, such reduction shall be accomplished by reallocating Company contributions made pursuant to paragraph 5.1 hereof and forfeitures, subject to the limitations of subparagraph (a) hereof, to the Company Contribution Accounts of the remaining Participants. To the extent that any Company Contributions or forfeitures cannot be reallocated to a Participant's Company Contribution Account because of the limitations of subparagraph
               (a), they shall be placed in a suspense account for reallocation in later Plan Years.

     18.2  Other Defined Contribution Plans.
           --------------------------------
     If an Employer maintains one or more other defined contribution plans in addition to this Plan, the following limitations shall apply:

          (a) The amount of Annual Addition which may be allocated under this Plan to any Participant's Account as of any allocation date shall not exceed the Maximum Permissible Amount (based upon Recognized Compensation up to such allocation date) reduced by the sum of any allocations of Annual Additions previously made to the Participant's Accounts under this Plan and any other such plans maintained by the Employer within the Plan Year.

          (b) If a Participant's Annual Addition under this Plan and all such other plans results in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated.

          (c) If an allocation date of this Plan coincides with an allocation date of any other plan described in subparagraph (a) hereof, the amount of Annual Additions to be allocated on behalf of a Participant under this Plan as of such date shall be an amount to be allocated under this Plan without regard to this Section multiplied by the lesser of 1 or a fraction, the numerator of which is the amount described in subparagraph (a) during the Plan Year and the denominator of which is the amount that would otherwise be allocated on this allocation date under all plans without regard to this Section.

          (d) Any Excess Amount attributed to this Plan shall be disposed of as provided in paragraph 18.1(b).

     18.3  Other Defined Benefit Plans.
           ---------------------------
     If an Employer maintains one or more defined benefit plans in addition to this Plan, then notwithstanding any other provisions of the Plan the following limitations shall apply:

          (a) The sum of a Participant's Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction shall not exceed 1.0 for any Plan Year.

          (b) If in any Plan Year the sum of a Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction would otherwise exceed 1.0, the Annual Additions under this Plan shall be reduced in the manner set forth in paragraph 18.1(b) to the extent necessary to comply with subparagraph (a) hereof.

     18.4  Definitions.
           -----------
The terms used in this Section XVIII shall have the following definitions:

          (a) "Defined Benefit Plan Fraction" means a fraction, the numerator of which is the Projected Annual Benefit payable to a Participant under all defined benefit plans sponsored by the Employer as of the close of the current Plan Year and the denominator of which is the lesser of

               (1)  1.25 multiplied by the dollar limitation in effect under
               Section 415(b)(1)(A) of the Code for such year; or

               (2) 1.4 multiplied by the compensation limitation in effect under Section 415(b)(1)(B) of the Code for such year.

          (b) "Defined Contribution Plan Fraction" means a fraction, the numerator of which is the aggregate amount of the Annual Additions made to a Participant's accounts under this Plan or any other defined contribution plans sponsored by the Employer as of the close of the current Plan Year and the denominator of which is the sum of the lesser of (1) or (2) for such year and for each prior Year of Service with the Employer (regardless of whether any such defined contribution plan was in existence during those years) where:

               (1) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code for such year (determined without regard to Section 415(c)(6) of the Code); and

               (2) is the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or Section 415(c)(7) or (8), if applicable);

          provided, however, that the Committee may elect that the account for each Participant for all years ending before January 1, 1983, under
          (i) and (ii) above shall be determined pursuant to the special transitional rule provided in Section 415(e)(6) of the Code.

          (c) "Maximum Permissible Amount" means with respect to any Participant for a Plan Year the lesser of:

               (1) $30,000, or if greater, one-fourth (1/4) of the dollar limitation set forth in Section 415(b)(1)(A) of the Code; or

               (2) twenty-five percent (25%) of his Recognized Compensation for the Plan Year.

          (d) "Employer" means the Employers, as defined in subparagraph 2.2(p) hereof, plus any Affiliated Company, as defined in subpara-graph 2.2(a) hereof.

          (e) "Projected Annual Benefit" means the annual benefit to which a Participant in a defined benefit plan would be entitled under the terms of the plan based upon the following assumptions:

               (1) the Participant will continue employment until reaching normal retirement age as determined under the terms of the plan (or current age, if later);

               (2) the Participant's compensation will remain the same until the Participant attains normal retirement age; and

               (3) all other factors used to determine benefits under the plan for the Plan Year under consideration will remain constant for all future Plan Years.

          (f)  "Recognized Compensation" means compensation as defined in Code
          Section 415(c)(3) and the Regulations thereunder.

                            SECTION XIX - ROLLOVERS
                            -----------------------

          19.1  Rollover.
                --------
     A Participant may with the approval of the Committee transfer to this Plan all or part of a distribution received from another plan qualified under
Section 401(a) or 403(a) of the Code (hereinafter the "Other Plan") provided:

          (a) the transfer occurs on or before the sixtieth day following his receipt of the distribution from the Other Plan or, if such distribution had previously been deposited in an Individual Retirement Account (as defined in Section 408 of the Code), the transfer occurs on or before the sixtieth day following distribution from the Individual Retirement Account;

          (b) no part of the amount being transferred constitutes any amounts considered contributed by him to the Other Plan within the meaning of
          Section 402(e)(4)(D)(i) of the Code;

          (c) the distribution from the Other Plan is on account of the termination of the Other Plan, or permanent discontinuance of contributions to the Other Plan (if it is a profit-sharing or stock bonus plan), or the distribution otherwise qualifies as a lump sum distribution within the meaning of Section 402(e)(4)(A) of the Code without reference to Section 402(e)(4)(B) of the Code;

          (d) no part of the amount being transferred was attributable to contributions made on behalf of the Participant while he was a key employee in a top heavy plan. (See definitions of "key employee" and "top-heavy plan" in Section XX hereof.)

An Employee may make a rollover pursuant to this Section although he has not yet met the Plan's age and service requirements for participation in the Plan.

     19.2  Plan to Plan Transfer.
           ---------------------
     In addition to a transfer pursuant to paragraph 19.1 hereof, a participant may with the approval of the Committee transfer directly to this Plan any amounts held for him under any other plan qualified under Section 401(a) or 403(a) of the Code.

     19.3  Procedures.
           ----------
     The Committee shall develop such procedures, and may require such information from a Participant desiring to make a transfer pursuant to this Section as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the Committee, the amount being transferred shall be deposited in the Trust and allocated to the Participant's Rollover Account. The Participant will be fully vested in the balance in his Rollover Account.

                    SECTION XX - TOP-HEAVY RESTRICTIONS
                    -----------------------------------

     20.1  When Applicable.
           ---------------
     (a) The provisions of this Section shall become effective in any Plan Year beginning after December 31, 1983 in which the Plan is a Top-Heavy Plan. The Plan shall be a Top-Heavy Plan if with respect to a Plan Year the Top-Heavy Ratio exceeds sixty percent (60%) and the Plan is not part of a required or permissive aggregation group of plans.

     (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%),the Plan will be Top-Heavy. If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the Top-Heavy Ratio for the permissive aggregation group exceeds sixty percent (60%), the Plan will be Top-Heavy.

     20.2  Top Heavy Ratio.
           ---------------
     For purposes of this Section, Top-Heavy Ratio shall mean the following:

     (a) If the Company or an Affiliated Company does not maintain a defined benefit plan that has or has had accrued benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio is a fraction calculated as of the Determination Date, the numerator of which is the sum of the account balances for all Key Employees under this Plan and all other defined contribution plans maintained by the Company or an Affiliated Company (including account balances distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all account balances under this Plan and such other plans on that date. Both the numerator and the denominator are adjusted to reflect any contributions that are due but unpaid as of the Determination Date.

     (b) If the Company or an Affiliated Company maintains one or more defined benefit plans that has or has had accrued benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances for all Key Employees under this Plan and all other defined contribution plans sponsored by the Company or an Affiliated Company plus the present value of accrued benefits for Key Employees under the defined benefit plans sponsored by the Company or an Affiliated Company which cover a Key Employee. The denominator is the sum of the account balances under this Plan and such other defined contribution plans sponsored by the Company or an Affiliated Company plus the present value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution made in the five-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the Allocation Date that falls on the Determination Date. The account balances and accrued benefits of a Participant will be disregarded if: (i) the Participant is not a Key Employee but was a Key Employee in a prior year or (ii) the Participant has not been credited with an Hour of Service for the Company or an Affiliated Company at any time during the five (5) year period ending on the Determination Date. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     20.3  Definitions.
           -----------
     The terms used in this Section, shall have the following meanings:

          (a) "Determination Date" with respect to any Plan Year shall mean the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

          (b) "Key Employee" shall mean each Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

               (1) an officer of the Company or an Affiliated Company having an annual Recognized Compensation in excess of 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for such year, provided, however, that the maximum number of officers is limited to the lesser of:

                  a.  fifty (50); or

                  b. the greater of three (3) Employees or ten percent (10%) of all Employees.

               (2) an owner (or considered an owner under Code Section 318) of more than a 1/2% interest as well as one of the 10 largest interests in the Company or an Affiliated Company if such individual's Recognized Compensation exceeds the dollar limitation under Code Section 415(c)(1)(A) for such year;

               (3)  a 5% or more owner of an Employer; or

               (4) a 1% or more owner of an Employer who has an annual Recognized Compensation of more than $150,000.

          The determination period of the Plan is the Plan Year containing the Determination Date and the four preceding Plan Years. The deter-mination of who is a Key Employee will be made in accordance with
          Section 416(i)(1) of the Code and the regulations thereunder.

          (c) "Permissive Aggregation Group" shall mean the required aggregation group of plans plus any other plan or plans of the

          Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          (d) "Recognized Compensation" shall mean compensation as defined in Code Section 415(c)(3), including amounts that are contributed pursuant to a salary reduction agreement and which are excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 401(h), or 403(b). Recognized Compensation shall be limited to $200,000 ($150,000 for plan years beginning on or after January 1, 1993), as adjusted by the Secretary of the Treasury to include cost-of-living increases under Code Sections 401(a)(17) and 415(d).

          (e)  "Required Aggregation Group" shall mean:

               (1) each qualified plan of an Employer in which at least one Key Employee participates, and

               (2) any other qualified plan of an Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

    20.4  Top Heavy Limitations.
          ---------------------
     For any Plan Year in which the Plan is a Top-Heavy Plan, the limitations of this Section shall apply to this Plan:

     (a) (1) Except as otherwise provided in (2) below, in allocating Employer Contributions pursuant to paragraphs 7.6 through 7.8 hereof, the provisions of those paragraphs and paragraph 5.1 limiting the allocation to those Participants who completed 1,000 or more Hours of Service during the Plan Year shall be inoperative until each Participant receives a share of the Company Contribution equal to three percent (3%) of his Recognized Compensation. Any excess shall then be allocated on the basis provided in paragraphs
          7.6 through 7.8 hereof.

          (2) The provisions of subparagraph (1) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Company and the minimum allocation or benefit requirement will be met in the other plan or plans.

     (b) Subparagraphs 18.4(a) and (b) hereof shall be read by substituting "1.00" for "1.25" wherever it appears therein unless:

          (1) the Plan provides a minimum benefit equal to that specified in subparagraph (a) above, with "four percent (4%)" being substituted for "three percent (3%)" wherever it appears therein; and

          (2) the Plan is not Top-Heavy within the meaning of paragraph 20.1 with "ninety percent (90%)" being substituted for "sixty percent (60%)," wherever it appears therein.

     (c) For any Plan Year in which the Plan is a Top-Heavy Plan, paragraph 9.2(b) shall be read by substituting the following table for the table that otherwise appears in that paragraph:



                   YEARS OF SERVICE                 VESTED PERCENTAGE
                   ----------------                 -----------------

                   Less than 2                              0%

                   2 but less than 3                       20%

                   3 but less than 4                       40%

                   4 but less than 5                       60%

                   5 but less than 6                       80%

                   6 or more                              100%

                  SECTION XXI - SUPPLEMENTAL PROVISIONS RELATING
               TO EMPLOYEES OF MINNESOTA TITLE FINANCIAL CORPORATION
               -----------------------------------------------------

     21.1  Applicability of this Section.
           -----------------------------
     Notwithstanding any of the provisions of this Plan which may be in conflict with this Section XXI, the following provisions shall apply to all employees of Minnesota Title Financial Corporation and all wholly owned subsidiaries (hereinafter collectively referred to as "Minnesota Title").

     21.2  Eligibility and Credit for Service.
           ----------------------------------
     Prior to January 1, 1980, Minnesota Title Financial Corporation maintained the Minnesota Title Financial Corporation Profit Sharing Plan (hereinafter referred to as the "Minnesota Title Plan"). All participants in the Minnesota Title Plan (hereinafter referred to as "Minnesota Title Plan Participants") shall become participants in this Plan as of January 1, 1980. All other employees of Minnesota Title shall become eligible to participate in this Plan when they meet the eligibility requirements set forth in Section III hereof. Credit for Years of Service shall be given for service with Minnesota Title before January 1, 1980 using the definition of Service set forth in this Plan, provided that no changes shall be made in the eligibility and vesting rules applicable to Minnesota Title Plan Participants and Minnesota Title employees that will affect their participation or vesting in the Minnesota Title Plan prior to January 1, 1980.

     21.3  Treatment of Special Accounts.
           -----------------------------
     Presently the types of accounts maintained for each employee in the Minnesota Title Plan include Segregated Accounts, Regular Accounts, and Special Accounts. Each Minnesota Title Plan Participant is being given the option of withdrawing the balance in his Special Account as of December 31, 1979. If the Minnesota Title Plan Participant does not withdraw the balance in his Special Account, it will be transferred to this Plan, invested in Fund A and credited to his Individual Contribution Account so that he will continue to have a fully vested interest in said balance. After January 1, 1980, the amount credited to the Individual Contribution Account may be withdrawn pursuant to the provisions of Section XVI hereof as if it were a voluntary employee contribution in excess of 5% (6% after December 31, 1989) of Compensation. Any future income earned on said Account shall be subject to withdrawal in accordance with Section XVI hereof.

     21.4  Treatment of Regular Accounts.
           -----------------------------
     The balance in each Minnesota Title Plan Participant's Regular
Account shall be credited to the individual Employer Contribution account under this Plan and invested in Fund B hereof. A Minnesota Title Plan Participant shall be vested in his Employer Contribution Account in accordance with the vesting schedule set forth in paragraph 9.2 hereof which is at least equal to and in some cases more favorable than the vesting schedule set forth in the Minnesota Title Plan. There are separate regular accounts established for Minnesota Title Plan Participants who were participants in the title Insurance Company of the South Employees Profit Sharing Agreement and Trust. The Minnesota Title Plan Participants who have such accounts shall continue to be vested in those accounts in the same percentage as they were on December 31, 1979. Vesting thereafter shall continue at the rate of 10% per Year of Service.

     21.5  Segregated Accounts.
           -------------------
     Balances in each Minnesota Title Plan Participant's Segregated Account shall continue to be administered and invested as set forth in
Section 11.7 of the Minnesota Title Plan provided that no future elections can be made to transfer funds to a new Segregated Account and that no additional Employer contributions shall be allocated or transferred to any such existing Accounts after December 31, 1979.

                      SECTION XXII - MISCELLANEOUS
                      ----------------------------

     22.1  Fiduciary Duties.
           ----------------
     In discharging their respective duties, the Trustee and the Committee shall act solely in the interests of the Participants and Beneficiaries of the Plan with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     22.2  Assignment of Accounts Prohibited.
           ---------------------------------
     No money or property in the hands of the Trustee and no benefits under this Plan or interest in the Trust shall be pledged, assigned, transferred, sold, or in any manner whatsoever anticipated, charged, or encumbered by a Participant or his Beneficiaries, or in any manner be liable in the possession of the trustee for the debts, contracts, obligations or engagements of any person having an interest in the trust Fund, voluntary or involuntary, or for any claims, legal or equitable, against any such person.

     22.3  Evidence of Actions.
           -------------------
     Any decision of an Employer required in carrying out this Plan shall be evidenced by a resolution of its Board of Directors certified over the signature of its Secretary or Assistant Secretary under the corporate seal.

     22.4  Restrictions Remain.
           -------------------
     If this Plan ceases to be a leveraged employee stock ownership plan, qualifying employer securities acquired with the proceeds of a loan made pursuant to paragraph 8.5 will continue after the loan is paid to be subject to the restrictions contained in the Treasury Regulations governing leveraged employee stock ownership plans concerning certain puts, calls and other options.

     22.5  No Contract of Employment.
           -------------------------
     Participation in this Plan shall not give any Participant the right to be retained in the service of an Employer, or any right or interest in this Plan other than as herein provided.

     22.6  No Discrimination.
           -----------------
     Where any action is to be taken by an Employer, the Committee or Trustee hereunder, it will be taken in a manner that will not discriminate in favor of stockholders, officers or highly-paid employees.

     22.7  Controlling Law.
           ---------------
     To the extent not superseded by ERISA, this Plan shall be construed, enforced and administered according to the laws of the State of Illinois.

     22.8  Named Fiduciaries.
           -----------------
     The "Named Fiduciaries" of this Plan are (1) the Employers, (2) the Committee, (3) the Trustee and (4) any Investment Manager appointed under the Trust. The Named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Agreement. No Named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. The Company shall be the Plan Administrator as defined in Section 414(g) of the Code.

      SECTION XXIII - DIRECTED INVESTMENT OF PARTICIPANTS' CONTRIBUTIONS
      ------------------------------------------------------------------

      23.1  Two Funds.
            ---------
     The Committee and the Trustee shall establish two funds, Fund A and Fund O as set forth in Paragraph 8.1 hereof. The Trustee's investment authority is more fully described in Sections Three and Four of the Trust. The income or loss of each Fund shall be credited to or charged against the accounts of Participants in the particular Fund. Each Participant shall elect on a form furnished by the Committee what percentage of his individual contribution made pursuant to Paragraph 4.1 hereof shall be invested in Funds A and O.

     23.2  Change of Investment Election.
           -----------------------------
     A Participant may elect to change his investment election between the two Funds for future allocations to his account subject to the following:

     (a)  the election must be in whole percentages;

     (b) the election shall be effective only as of the first day of the Semi-annual Accounting Period following the Committee's receipt of a completed application; and

     (c) to be effective on the Semi-annual Accounting Period, the election must be made on a form provided by the Committee and be received by the Committee at least 20 days prior to such effective date.

     23.3  Election to Transfer and Timing.
           -------------------------------
     A Participant (but not a Former Participant) may, during the year, elect to have a percentage of his account in Fund A transferred to and invested in Fund O. An election under this Section shall be made by a Participant executing and delivering to the Committee written notice thereof on a form furnished by the Committee. An election can be made during the period January 1 through May 31 inclusive ("1st Election Period") or July 1 through November 30 inclusive ("2nd Election Period.") An election received by the Committee during the 1st Election Period shall be effective and transfer made as of the following July 1 based upon the Participant's adjusted account balance on January 1 of the 1st Election Period. An election received by the Committee during the 2nd Election Period shall be effective and transfer made as of the following January 1 based upon the Participant's adjusted account balance as of July 1 of the 2nd Election Period. Any election received by the Committee between June 1 and June 30 inclusive or between December 1 and December 31 inclusive shall be void and of no effect.

     23.4  Amount Subject to Being Transferred.
           -----------------------------------
     The election shall specify the amount to be transferred as a whole number multiple of $100 and may not exceed the Participant's adjusted account balance in Fund A on January 1 (for the 1st Election Period) or July 1 (for the 2nd Election Period.) For the purposes of this Section "adjusted account balance in Fund A on January 1 . . . or July 1" shall mean the Participant's Individual Contribution Account balance in Fund A on January 1 or July 1 reduced by any withdrawals made during the Election Period and adjusted for transfers to Fund O made as of January 1 or July 1 of the Election Period as a result of a prior election.

     23.5  Effecting the Election to Transfer.
           ----------------------------------
     The Committee shall direct the Trustee to transfer on January 1 (for the 2nd Election Period) or July 1 (for the 1st Election Period) following the election, the amount from Fund A to Fund O as is required to comply with the elections timely filed with the Committee. The amount to be transferred will not be affected by earnings, losses, Company contributions or forfeitures allocated as of June 30 (for the 1st Election Period) or December 31 (for the 2nd Election Period) immediately following the election. The amount transferred to Fund O will be charged against the Participant's account balance in Fund A on January 1 or July 1 of the year following the election.

     23.6  Election as to Future Contributions.
           -----------------------------------
     An election filed with the Committee pursuant to paragraphs 23.3 through 23.5, hereof will not affect the future contributions of the Participant. Future contributions will be deposited and invested in accordance with the election under paragraph 23.1 hereof unless the Participant makes a change of election in accordance with Paragraph 23.2 hereof

      23.7  Irrevocable.
            -----------
     Once a transfer to Fund O is made, the election is irrevocable.
Assets cannot be transferred from Fund O to Fund A. The Participant may revoke the election as to the deposit of future contributions at any time upon thirty days' written notice to the Committee. Upon receipt of such notice, the Committee shall direct the Trustee to take the appropriate action to effect the Participant's election. The Committee shall prepare the necessary forms and procedures to effect the foregoing provisions of this Section.

                SECTION XXIV - DIRECTED INVESTMENT OF EMPLOYER
                    CONTRIBUTIONS -- AGE 55 DIVERSIFICATION
                    ---------------------------------------

     24.1  Eligibility.
           -----------
     When a Participant attains age 55 and has completed 10 Years of Participation in the Plan, he shall be eligible to direct the investment of a portion of Company Stock held in his accounts in accordance with the provisions of this Section, provided however if on the December 31 immediately preceding the Qualified Election Period (as defined in 24.2(b) below) the value of the Company Stock held in the Participant's accounts in excess of the value of the Company Stock held in the Participant's accounts on December 31, 1986, adjusted for changes in fair market value since said date, is less than $500 he shall not be eligible for a Qualified Election.

     24.2  Definitions.
           -----------
     (a) "Qualified Participant" shall mean a Participant who has attained age 55 and has completed 10 Years of Participation in the Plan.

     (b) "Qualified Election Period" shall mean the 5 Plan Year period beginning with the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

     (c) "Qualified Election" shall mean an election by a Qualified Participant to transfer part or all of his Qualified Portion to one or more of Funds E, F or G.

     (d) "Qualified Portion" shall mean for each of the first 4 Plan Years in the Election Period:

               (1) 25% of the total value of the Participant's Company Stock held in his accounts as of the December 31 immediately prior to the January 1 that begins the 90 day election period in excess of the total value of the Company Stock held in the Participant's accounts on January 1, 1986, adjusted for changes in fair market value since said date, reduced by

               (2) the value of Fund B previously transferred pursuant to a Qualified Election.

     For the last Plan Year in the Election Period "Qualified Portion" has the same meaning except that 25% is changed to 50% in clause (1) of this subparagraph.

     24.3  Timing of the Election.
           ----------------------
     To make a Qualified Election, a Qualified Participant must make an election on a form furnished by the Committee within the 90 day period after the close of one or more of the Plan Years within the Qualified Election Period.

     24.4  Diversification.
           ---------------
     A Qualified Participant may direct the investment of the Qualified Portion among Accounts E, F, and G in such percentages as he elects.

     24.5  Actual Transfer.
           ---------------
     The Committee shall direct the Trustee to make the transfers to Funds
E, F, and G in accordance with the Qualified Elections timely received by it. Such transfers shall be effected no later than 90 days after the last day during which the Qualified Election can be made.


     IN WITNESS WHEREOF, the Employers have caused this plan to be signed by their duly qualified officers and caused their corporate seals to be hereunto affixed on this First day of December, 1994.



                                OLD REPUBLIC INTERNATIONAL CORPORATION

                                By:________/s/ A. C. Zucaro___________
                                               President


ATTEST:

______/s/ Spencer LeRoy, III______
             Secretary

                    OLD REPUBLIC INTERNATIONAL CORPORATION
                  EMPLOYEES SAVINGS AND STOCK OWNERSHIP PLAN

                                  SCHEDULE A
                              LIST OF EMPLOYERS


Bitco Corporation

Brummel Bros., Inc.

Old Republic Union Company

Chicago Underwriting Group, Inc.

Employers General Insurance Group, Inc.

Great West Casualty Company

Insured Credit Services, Inc., a Delaware corporation, and its subsidiaries

International Business & Mercantile REassurance Company

J. Huell Briscoe and Associates, Inc.

Old Republic National Title, a Minnesota corporation, and all of its wholly owned subsidiaries as of January 1, 1980

Old Republic Asset Management Corporation

Old Republic Dealers Service Corporation

Old Republic General Services, Inc.

Old Republic Home Protection Company

Old Republic Insurance Company

Old Republic Life Insurance Company

Old Republic Life Insurance Company of New York

Old Republic Minnehoma Insurance Company

Old Republic RE, Inc.

Old Republic Risk Management, Inc.

Old Republic Standard Underwriters

Old Republic Surety Company

ORDESCO, Inc.

Phoenix Aviation Managers, Inc.

RMIC Corporation

Old Republic Western Title Company

                                  SCHEDULE B
                   Employer Matching Contribution For 1989

Percentage of    Percentage increase in Average Operating Earnings Per Share for
Recognized       the Most Recent 5 Years ending with the Calculation Year over
Compensation     the Average of the 5 Years ending with the Plan Year prior to
Contributed      the Calculation Year

                 Less      6 to   7 to   8 to   9 to   10 to   12 to   More
                 than 6%   6.99%  7.99%  8.99%  9.99%  11.99%  20%     than 20%

1.00%*           50%**     65%**  75%**  80%**  90%**  95%**  100%**   125%**

1.01% to 2.00%   48%       63%    73%    78%    88%    93%     98%     123%

2.01% to 3.00%   46%       61%    71%    76%    86%    91%     96%     121%

3.01% to 4.00%   44%       59%    69%    74%    84%    89%     94%     119%

4.01% to 5.00%   42%       57%    67%    72%    82%    87%     92%     117%

5.01% to 6.00%   40%       55%    65%    70%    80%    85%      90%    115%

6.01% to 15.00%  No additional matching contribution

*For Plan Years prior to 1990, this 1% is contributed by the Employer pursuant to paragraph 5.1.

**Employer Contributions as a percentage of Employee's contribution.